UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008 — March 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTXXX

Putnam Tax Exempt Money Market Fund

Semiannual Report
3|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax Exempt
Money Market Fund

Semiannual Report

3|31|09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	12

Expenses	13

Your fund’s management	15

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

After 18 months of deep and painful losses, the stock market showed a glimmer of promise late in the first quarter. For the first 10 weeks of 2009, the S&P 500 Index fell by approximately 25%, before abruptly reversing course with just three weeks left in the quarter. Recent technical and valuation improvements also may augur well for the fixed-income market.

While the bottom of a bear market can only be identified in retrospect, we are encouraged by the upswing because it corresponds closely to historic turning points in the stock market. Notably, the upswing followed more aggressive government stimulus efforts and Federal Reserve action, as well as the kind of widespread sell-offs by investors that are often associated with market bottoms.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment-industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of pursuing their overall investment strategy. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with preservation of capital, maintenance of liquidity, and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

Putnam Tax Exempt Money Market Fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income, Putnam Tax Exempt Money Market Fund can be an attractive choice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by "one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2009.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Performance
snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate, and you may have a gain or loss when you sell your shares. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 7 and 12–13 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s Portfolio Manager

Joanne Driscoll

Joanne, how did the fund perform during the period?

With historically low interest rates and a dearth of appropriate investments complicating our search for safe, attractive income, the fund rose 0.37% for the six months ended March 31, 2009 — trailing the 0.43% average return for its Lipper category. However, by maintaining our rigorous standards and selecting only the highest-quality, tax-free money market investments, we were able to minimize the impact of market volatility and maintain the fund’s $1.00 net asset value (NAV).

As an additional safeguard, the Board of Trustees of the Putnam Funds authorized our fund, along with all other Putnam money market funds, to take part in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The program covers the amount that shareholders (as of September 19, 2008) had invested in the fund at the close of business on that day and continues through September 18, 2009. The program essentially provides a guarantee to shareholders of the fund’s $1.00 NAV in the event the value should fall below $0.995 and the fund is liquidated.

The financial markets were volatile during the reporting period. How did this affect the fund’s strategy?

The liquidity crisis brought on by the demise of the housing and the subprime mortgage markets in 2008 ultimately transformed an economic downturn into a deep global

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

recession. The fourth quarter of 2008 was particularly difficult. The lack of liquidity in the short-term markets made it more challenging for commercial banks and investment firms to conduct business. The introduction of several government programs by the U.S. Treasury and the Federal Reserve [the Fed] helped to ease the liquidity crunch and restore confidence in the money market sector. However, given the altered financial landscape and the fact that many of the traditional Wall Street firms no longer existed, there were fewer dealers to buy and sell securities. This complicated my search for tax-free money market securities that met Putnam’s strict guidelines.

Second, given the overall flight to quality in the financial markets during the period, credit spreads between higher- and lower-quality tax-free money market securities widened dramatically. This meant that yields on the highest-quality securities that the fund invests in had declined drastically in response to heightened demand. In addition, the Fed’s aggressive easing of short-term interest rates to help promote greater liquidity and stimulate economic growth further depressed tax-free yields. The benchmark federal funds rate was reduced three times during the final quarter of 2008, from 1.50% to a target range of 0.00% to 0.25%. As a result, the fund’s 7-day yield fell from 5.79% at the end of the prior fiscal year on September 30, 2008, to 0.08% by March 31, 2009.

How did these factors influence the fund’s duration, or sensitivity to changes in interest rates?

Typically, in a declining interest-rate environment, my strategy would be to extend the weighted average days to maturity [WAM] to lock in the highest level of income for as long as possible by purchasing fixed-rate paper with longer maturity horizons. However, given the extreme volatility and lack of liquidity that characterized the markets throughout the reporting period, I kept

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

the portfolio’s WAM shorter than would be the case by investing a majority of the fund’s assets in variable-rate demand notes [VRDNs] with daily or weekly maturities.

Can you describe some of the holdings that exemplify your strategy?

Certainly. The VRDNs in the portfolio are often supported by some form of liquidity or third-party credit support, which can take the form of a letter of credit [LOC] from a major commercial bank. While many banks have seen their creditworthiness weakened by losses stemming from holdings of securities and a sharp deterioration in the quality of their loan portfolios, I have found a handful of banks that have demonstrated resiliency during the financial crisis. JPMorgan Chase Bank and U.S. Bank, N.A. have seen some weakening in their underlying assets given the recession; however, they also possess strong core franchises, good underlying earnings power, and, critically, have access to strong U.S. government support.

I also added a few large, multistate, integrated health-care VRDNs during the period. Catholic Health Initiatives is a hospital that operates 74 health-care facilities in 20 states. The Sisters of Charity of Leavenworth Health System is a hospital operator that runs nine acute care hospitals in California, Colorado, Kansas, and Montana. The Sisters of Mercy Health System is a large integrated system that operates 18 acute care hospitals and two heart hospitals in seven strategic service units across the states of Missouri, Oklahoma, Kansas, and Arkansas. In each of these examples, broad geographical diversification within a health system helps ensure that the system will not be dependent on one particular facility to generate revenue.

While I continue to invest a majority of the fund’s assets in VRDNs backed by LOCs from banks, I have been diversifying the mix of VRDNs by shifting assets out of bank issuers susceptible to the financial crisis and into municipal-related issuers. These VRDNs are backed by the full faith and credit of the

Performance comparisons For periods ended 3/31/09

	Current yield*	After-tax yield

Regular savings account	0.20%	0.13%

Average tax-free money market fund compound 7-day yield	0.29	0.29

Average 3-month certificate of deposit	1.07	0.70

Putnam Tax Exempt Money Market Fund 7-day yield
(with expense limitation)	0.08	0.08

Putnam Tax Exempt Money Market Fund 7-day yield
(without expense limitation)	–0.13	–0.13

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax yield assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet (average tax-free national retail money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

underlying municipalities. Putnam’s credit analysts evaluate a municipality by looking at current and prospective growth, real estate market trends, and other indicators that may affect its ability to repay debt. Two new issuers in the portfolio, Wake County and the City of Greensboro in North Carolina, have healthy revenue growth, a strong and established tax base, and a stable economy.

The fund’s exposure to VRDNs in the higher education sector was increased as well. Investments in Washington University in St. Louis and Wake Forest University have significant endowments and high student demand, and are nationally recognized as market leaders. I also invested in several public universities, including the University of North Carolina in the VRDN market and the University of Virginia in the tax-exempt commercial paper market. Both of these esteemed institutions benefit from very large research grant revenue and state-appropriated support.

What is your outlook?

Amidst the uncertainty in the financial markets and the broader global economy, I will continue to maintain a conservative, high-quality focus and avoid distressed sectors of the money market universe.

I also will be closely following the discussion among regulators, central bankers, and rating agencies to improve the functioning and regulation of the money market sector. These initiatives are designed to further strengthen safeguards of money market funds and should bode well for investors. An announcement from the Securities and Exchange Commission on the results of these discussions is due later this spring.

Joanne, thank you for your time and insights.

IN THE NEWS

Deteriorating market conditions and investor fears about the stability of money market funds prompted the U.S. Treasury Department to create the Temporary Guarantee Program for Money Market Funds. Designed to stop the run on healthy, solvent money market funds, this program provides coverage to shareholders for amounts held in participating money market funds at the close of business on September 19, 2008. Coverage will be triggered if a participating fund’s NAV falls below $0.995 and the fund is liquidated. On September 30, 2008, the Board of Trustees of the Putnam Funds authorized the Putnam Funds’ participation in the Guarantee Program. Putnam Tax Exempt Money Market Fund has maintained its $1.00 share price and continues to represent safe, high-quality investments. The U.S. Treasury has extended the program until September 18, 2009, and Putnam renewed its participation.

Putnam Tax Exempt Money Market Fund is participating in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds through September 18, 2009. The program covers the amount a shareholder held in the fund as of the close of business on September 19, 2008, or the amount a shareholder is holding if and when a guarantee event occurs, whichever amount is less. It does not cover any increase in the number of shares held after September 19, 2008. If a shareholder redeemed all shares in the account during the period, future investments would not be guaranteed.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended March 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative index returns For periods ended 3/31/09

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market Funds
	Money Market Fund	category average*

Annual average	2.83%	2.86%
(life of fund, since 10/26/87)

10 years	21.58	21.44
Annual average	1.97	1.96

5 years	10.60	10.32
Annual average	2.04	1.98

3 years	7.36	7.19
Annual average	2.40	2.34

1 year	1.23	1.25

6 months	0.37	0.43

Current yield (end of period)

Current 7-day yield [1]
(with expense limitation)	0.08

Taxable equivalent [2]	0.12

Current 7-day yield [1]
(without expense limitation)	–0.13

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the periods, this fund limited expenses, without which returns and yields would have been lower.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/09, there were 104, 102, 91, 81, 63, and 30 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2009 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Fund distribution information For the six-month period ended 3/31/09

Distributions

Number	6

Income	$0.003721

Capital gains*	—

Total	$0.003721

* Capital gains, if any, are taxable for federal and, in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses For the fiscal year ended 9/30/08

Class A

Net expenses*	0.58%

Total annual fund operating expenses	0.83%

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from October 1, 2008, to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*	$2.65

Ending value (after expenses)	$1,003.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2009, use the following calculation method. To find the value of your investment on October 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*	$2.67

Ending value (after expenses)	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

Class A

Your fund’s annualized expense ratio	0.53%

Average annualized expense ratio for Lipper peer group*	0.52%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s management

In addition to Joanne Driscoll, your fund’s Portfolio Manager is Jonathan Topper.

Other Putnam funds managed by the Portfolio Managers

Joanne Driscoll is also a Portfolio Manager of Putnam Money Market Fund. Jonathan Topper is also a Portfolio Manager of Putnam Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of our fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels.

The Trustees concluded that the fee schedule

in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year, and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	36th

Three-year period	36th

Five-year period	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 108, 96, and 84 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Tax-Exempt Money Market Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 53%, 42%, and 47%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 54th out of 102, 34th out of 81, and 30th out of 63 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/09 (Unaudited)

Key to abbreviations

FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	TAN Tax Anticipation Notes
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized
LOC Letter of Credit

MUNICIPAL BONDS AND NOTES (101.1%)*	Rating**	Principal amount	Value

Alabama (1.9%)
Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 1/2s, 2/1/40
(Bank of Nova Scotia (LOC)) M	VMIG1	$1,400,000	$1,400,000

			1,400,000
California (1.6%)
San Francisco City & Cnty., Multi-Fam. Hsg.
VRDN, (Post St. Towers), Ser. A, FHLMC Coll.,
0.35s, 8/1/30 M	A–1+	1,200,000	1,200,000

			1,200,000
Colorado (3.4%)
CO Hsg. & Fin. Auth. VRDN
(Multi-Fam. — Coventry), Ser. B, FNMA Coll.,
0.41s, 10/15/16 M	A–1+	200,000	200,000
(Multi-Fam. — Hamptons), Ser. G, FNMA Coll.,
0.41s, 10/15/16 M	A–1+	900,000	900,000
(Multi-Fam. Loretto), Ser. F, FNMA Coll., 0.41s,
10/15/16 M	A–1+	1,450,000	1,450,000

			2,550,000
Connecticut (0.8%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-1, 0.20s, 7/1/36 M	VMIG1	600,000	600,000

			600,000
Florida (2.4%)
Tampa, VRDN (Tampa LLC. — U. Tampa), Ser. A,
0.47s, 10/1/37 (Royal Bank of Canada (LOC)) M	VMIG1	1,815,000	1,815,000

			1,815,000
Georgia (2.9%)
Fayette Cnty., Dev. Auth. Edl. Fac. VRDN
(Catholic Ed. North GA, Inc.), 0.57s, 4/1/28
(Wachovia Bank, N.A. (LOC)) M	A–1+	1,000,000	1,000,000

Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.55s, 1/1/34 M	A–1+	1,170,000	1,170,000

			2,170,000
Illinois (5.8%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.45s,
12/1/32 (U.S. Bank, N.A. (LOC)) M	A–1+	980,000	980,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.60s, 7/1/33 (Northern Trust Co. (LOC)) M	VMIG1	1,000,000	1,000,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
1/2s, 8/1/33 (Northern Trust Co. (LOC)) M	A–1+	500,000	500,000

IL Fin. Auth. VRDN (Saint Xavier U.), 0.80s,
10/1/40 (LaSalle Bank, N.A. (LOC)) M	A–1+	1,840,000	1,840,000

			4,320,000

MUNICIPAL BONDS AND NOTES (101.1%)* cont.	Rating**	Principal amount	Value

Indiana (6.8%)
IN Hlth. Fac. Fin. Auth. VRDN
(Clark Memorial Hosp.), Ser. A, 1/2s, 4/1/24
(Bank One, N.A. (LOC)) M	VMIG1	$1,100,000	$1,100,000
(Fayette Memorial Hosp. Assn.), Ser. A, 0.40s,
10/1/32 (U.S. Bank, N.A. (LOC)) M	A–1+	1,000,000	1,000,000

IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum
of Art), 1/2s, 2/1/39 (Bank One, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 1/2s, 7/1/36 (Northern Trust Co. (LOC)) M	VMIG1	1,500,000	1,500,000

Purdue U. VRDN (Student Fee), Ser. T,
0.20s, 7/1/27 M	VMIG1	515,000	515,000

			5,115,000
Iowa (1.4%)
IA School Cash Antic. Program (IA School Corp.
Warrant Certif.), Ser. B, 3s, 1/21/10 (U.S.
Bank, N.A. (LOC))	MIG1	1,000,000	1,017,669

			1,017,669
Kansas (2.6%)
KS State Dev. Fin. Auth. VRDN (Sisters
of Charity), Ser. C, 1/2s, 12/1/19 M	VMIG1	560,000	560,000

KS State Dev. Fin. Auth. Hlth. Fac. VRDN
(Deaconess Long Term Care), Ser. C, 0.47s,
5/15/30 (JPMorgan Chase Bank (LOC)) M	VMIG1	1,400,000	1,400,000

			1,960,000
Massachusetts (0.5%)
MA Hlth. & Ed. Fac. Auth. Commercial Paper
(Harvard U.), Ser. EE, 1/2s, 8/27/09	P–1	343,000	343,000

			343,000
Minnesota (3.3%)
Minnanoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 1/2s, 8/1/14 (Wells
Fargo Bank N.A. (LOC)) M	A–1+	1,700,000	1,700,000

New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.),
1/2s, 8/1/14 (Wells Fargo Bank N.A. (LOC)) M	A–1+	300,000	300,000

U. of MN VRDN, Ser. C, 0.30s, 12/1/36 M	VMIG1	490,000	490,000

			2,490,000
Mississippi (0.9%)
Jackson Cnty., Poll. Control VRDN (Chevron
USA, Inc.), 0.40s, 6/1/23 M	VMIG1	700,000	700,000

			700,000
Missouri (4.7%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Deaconess Long-term Care), Ser. B, 0.47s,
5/15/30 (JPMorgan Chase Bank (LOC)) M	VMIG1	1,500,000	1,500,000
(Sisters of Mercy Hlth. Syst.), Ser. C, 0.45s, 6/1/19 M	VMIG1	1,000,000	1,000,000
(Washington U. (The)), Ser. D, 0.35s, 9/1/30 M	VMIG1	500,000	500,000
(Washington U. (The)), Ser. A, 0.32s, 9/1/30 M	VMIG1	500,000	500,000

			3,500,000
Montana (0.9%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 1/2s, 12/1/25 M	VMIG1	675,000	675,000

			675,000
Nevada (0.5%)
Reno, Sales Tax VRDN, 0.30s, 6/1/42 (Bank of New
York (LOC)) M	VMIG1	400,000	400,000

			400,000

MUNICIPAL BONDS AND NOTES (101.1%)* cont.	Rating**	Principal amount	Value

New Hampshire (4.4%)
NH State Bus. Fin. Auth. VRDN (Foundation For
Seacoast Hlth.), Ser. A, 0.57s, 6/1/28 (Bank
of America, N.A. (LOC)) M	A–1+	$1,705,000	$1,705,000

NH State Hsg. Fin. Auth. Multi-Fam. VRDN
(EQR-Bond Partnership), FNMA Coll.,
0.53s, 9/15/26 M	VMIG1	1,600,000	1,600,000

			3,305,000
New Jersey (1.5%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med.
Ctr.), 0.37s, 7/1/24 (T.D. Bank, N.A. (LOC)) M	VMIG1	1,130,000	1,130,000

			1,130,000
New York (3.2%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.30s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	200,000	200,000
(Cherry Ridge Assisted Living), 0.30s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	200,000	200,000

Riverhead, Indl. Dev. Agcy. Civic Fac. VRDN
(Central Suffolk Hosp.), Ser. C, 0.41s, 7/1/17
(HSBC Bank USA, N.A. (LOC)) M	VMIG1	1,970,000	1,970,000

			2,370,000
North Carolina (8.9%)
Greensboro, VRDN (Pub. Impt.), Ser. B, 1/2s,
2/1/23 M	VMIG1	885,000	885,000

NC Cap. Fac. Commercial Paper
(Duke U.), Ser. A2, 0.55s, 4/1/09	P–1	474,000	474,000
(Duke U.), Ser. A1, 1/2s, 6/23/09	P–1	1,447,000	1,447,000

NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest
U.), Ser. B, 0.45s, 1/1/18 M	VMIG1	1,175,000	1,175,000

U. of NC VRDN, Ser. C, 0.20s, 12/1/25 M	VMIG1	1,035,000	1,035,000

Wake Cnty., VRDN, Ser. A, 1/2s, 3/1/26 M	VMIG1	1,600,000	1,600,000

			6,616,000
Ohio (2.7%)
Columbus, Swr. VRDN, Ser. B, 0.30s, 6/1/32 M	VMIG1	560,000	560,000

Montgomery Cnty., VRDN (Catholic Hlth.
Initiatives), Ser. B-2, 0.20s, 4/1/37 M	VMIG1	600,000	600,000

OH State Air Quality Dev. Auth. VRDN (Poll.
Control- First Energy), Ser. B, 0.40s, 1/1/34
(Barclays Bank PLC (LOC)) M	VMIG1	650,000	650,000

Warren Cnty., Hlth. Care Fac. VRDN
(Otterbein Homes), 0.45s, 7/1/31 (U.S. Bank,
N.A. (LOC)) M	A–1+	230,000	230,000

			2,040,000
Oklahoma (0.4%)
OK State Tpk. Auth. VRDN, Ser. F, 0.40s, 1/1/28 M	VMIG1	300,000	300,000

			300,000
Oregon (1.4%)
OR State TAN, Ser. A, 3s, 6/30/09	MIG1	1,000,000	1,003,207

			1,003,207
Pennsylvania (11.1%)
Allegheny Cnty., Hosp. Dev. Auth. VRDN
(Children’s Hosp. of Pittsburgh), Ser. A, 0.49s,
6/1/09 (PNC Bank, N.A. (LOC)) M	VMIG1	600,000	600,000
(Presbyterian U. Hosp.), Ser. B1, 0.40s, 3/1/18
(Bank One, N.A. (LOC)) M	VMIG1	375,000	375,000

MUNICIPAL BONDS AND NOTES (101.1%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN
(First Energy), Ser. A, 1/2s, 1/1/35 (Barclays
Bank PLC (LOC)) M	VMIG1	$850,000	$850,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.35s, 1/1/26 (T.D. BankNorth, N.A. (LOC)) M	VMIG1	2,000,000	2,000,000

Montgomery Cnty., Commercial Paper Ser. 94-A,
0.55s, 5/7/09 (BNP Paribas (LOC))	P–1	2,000,000	2,000,000

PA State Tpk. Comm. VRDN (Multi-Modal), Ser. A-1,
0.58s, 12/1/22 M	VMIG1	1,500,000	1,500,000

PA State U. VRDN, Ser. A, 0.39s, 4/1/31 M	VMIG1	950,000	950,000

			8,275,000
Tennessee (0.5%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board VRDN (Vanderbilt U.), Ser. A-1,
1/4s, 10/1/44 M	VMIG1	400,000	400,000

			400,000
Texas (9.4%)
Conroe, Indpt. School Dist. Mandatory Put Bonds,
Ser. B, PSFG, 1.8s, 8/15/09 M	Aaa	1,000,000	1,000,000

Cypress-Fairbanks, Indpt. School Dist. Mandatory
Put Bonds (School House), Ser. B, PSFG,
1.8s, 8/15/09 M	Aaa	1,000,000	1,000,000

Denton, Indpt. School Dist. VRDN, Ser. 05-A,
1/2s, 8/1/35 M	A–1+	2,000,000	2,000,000

Houston, Indpt. School Dist. Mandatory Put Bonds
(Schoolhouse), PSFG, 1.85s, 6/15/09 M	Aaa	1,000,000	1,000,000

Humble, Indpt. School Dist. Mandatory Put Bonds
(School Bldg.), PSFG, 2s, 7/1/09 M	Aaa	1,000,000	1,000,000

Katy, Indpt. School Dist. VRDN (School Bldg.),
PSFG, 0.47s, 8/15/33 M	VMIG1	1,000,000	1,000,000

			7,000,000
Virginia (2.4%)
James Cnty., Indl. Dev. Auth. VRDN (Multi Fam. —
Chambrel), FNMA Coll., 0.55s, 11/15/32 M	A–1+	805,000	805,000

U. of VA Commercial Paper Ser. 03-A, 0.70s, 4/9/09	P-1	1,000,000	1,000,000

			1,805,000
Washington (5.7%)
WA State Hlth. Care Fac. Auth. Lease VRDN
(National Hlth. Care Research & Ed.), 0.45s,
1/1/32 (BNP Paribas (LOC)) M	VMIG1	1,700,000	1,700,000

WA State Hsg. Fin. Comm. Non Profit VRDN
(Northwest School), 0.549s, 6/1/32 (Bank
of America, N.A. (LOC)) M	VMIG1	1,500,000	1,500,000
(St. Vincent De Paul), Ser. A, 0.47s, 2/1/31
(Wells Fargo Bank, N.A. (LOC)) M	A–1+	1,085,000	1,085,000

			4,285,000
Wisconsin (2.8%)
U. of WI Hosp. & Clinic Auth. VRDN, Ser. B,
0.40s, 4/1/34 (U.S. Bank, N.A. (LOC)) M	VMIG1	400,000	400,000

WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.41s, 8/15/33 (U.S.
Bank, N.A. (LOC)) M	VMIG1	1,700,000	1,700,000

			2,100,000

MUNICIPAL BONDS AND NOTES (101.1%)* cont.	Rating**	Principal amount	Value

Wyoming (6.3%)
Gillette, Poll. Control VRDN, 1/2s, 1/1/18
(Barclays Bank PLC (LOC)) M	P–1	$1,900,000	$1,900,000

Sweetwater Cnty., Poll. Control VRDN
(Pacific Corp.), Ser. A, 0.48s, 7/1/15 (Barclays
Bank PLC (LOC)) M	VMIG1	500,000	500,000

Uinta Cnty., Poll. Control VRDN
(Chevron USA, Inc.), 0.43s, 4/1/10 M	P–1	430,000	430,000
(Chevron USA, Inc.), 0.40s, 8/15/20 M	P–1	1,900,000	1,900,000

			4,730,000

TOTAL INVESTMENTS

Total investments (cost $75,614,876)			$75,614,876

* Percentages indicated are based on net assets of $74,828,846.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at March 31, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at March 31, 2009 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

M The security’s effective maturity date is less than one year.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at March 31, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at March 31, 2009 (as a percentage of net assets):

Financial	21.0%
Health care	20.3
Local government	16.0
Education	15.9

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$—	$—

Level 2	75,614,876	—

Level 3	—	—

Total	$75,614,876	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$75,614,876

Cash	94,535

Interest and other receivables	84,251

Receivable for shares of the fund sold	99,847

Total assets	75,893,509

LIABILITIES

Payable for shares of the fund repurchased	923,359

Payable for compensation of Manager (Note 2)	27,510

Payable for investor servicing fees (Note 2)	3,778

Payable for custodian fees (Note 2)	3,286

Payable for Trustee compensation and expenses (Note 2)	51,562

Payable for administrative services (Note 2)	1,400

Other accrued expenses	53,768

Total liabilities	1,064,663

Net assets	$74,828,846

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$74,838,672

Undistributed net investment income (Note 1)	5,494

Accumulated net realized loss on investments (Note 1)	(15,320)

Total — Representing net assets applicable to capital shares outstanding	$74,828,846

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per
class A share ($74,828,846 divided by 74,838,672 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/09 (Unaudited)

INTEREST INCOME	$471,373

EXPENSES

Compensation of Manager (Note 2)	174,719

Investor servicing fees (Note 2)	30,568

Custodian fees (Note 2)	4,323

Trustee compensation and expenses (Note 2)	13,234

Administrative services (Note 2)	10,061

Auditing	32,413

Other	61,478

Fees waived and reimbursed by Manager (Note 2)	(121,182)

Total expenses	205,614

Expense reduction (Note 2)	(2,388)

Net expenses	203,226

Net investment income	268,147

Net increase in net assets resulting from operations	$268,147

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/09*	Year ended 9/30/08

Operations:
Net investment income	$268,147	$1,548,534

Net realized loss on investments	—	(13,918)

Net increase in net assets resulting from operations	268,147	1,534,616

Distributions to shareholders: (Note 1)
From ordinary income
Taxable net investment income	(4,286)	(1,938)
From tax-exempt net investment income	(292,801)	(1,564,982)
Increase (decrease) from capital share transactions (Note 4)	3,536,024	(3,242,158)

Total increase (decrease) in net assets	3,507,084	(3,274,462)

NET ASSETS

Beginning of period	71,321,762	74,596,224

End of period (including undistributed net investment income
of $5,494 and $34,434, respectively)	$74,828,846	$71,321,762

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	Six months ended**
	3/31/09	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:

Net investment income [a]	.0033	.0209	.0319	.0270 [d,e]	.0153 [d]	.0044

Net realized loss
on investments	—	(.0002)	—	—	—	—

Total from
investment operations	.0033	.0207	.0319	.0270	.0153	.0044
Less distributions:

From net investment income	(.0037)	(.0211)	(.0312)	(.0270)	(.0153)	(.0044)

Total distributions	(.0037)	(.0211)	(.0312)	(.0270)	(.0153)	(.0044)

Net asset value,
end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at
net asset value (%) [b]	0.37 *	2.13	3.17	2.74	1.54	.44

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$74,829	$71,322	$74,596	$125,056	$114,429	$124,293

Ratio of expenses to
average net assets (%) [a,c]	.26 *	.56	.59	.54 [d,e]	.55 [d]	.60

Ratio of net investment income
to average net assets (%) [a]	.34 *	2.09	3.16	2.71 [d,e]	1.51 [d]	.47

* Not annualized.
** Unaudited.
a Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2009	0.16%

September 30, 2008	0.25

September 30, 2007	0.15

September 30, 2006	0.11

September 30, 2005	0.12

September 30, 2004	0.20

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

d Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2006	0.02%

September 30, 2005	0.02

e Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, the fund had a capital loss carryover of $1,402 available to the extend allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2013.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $13,918 of losses recognized during the period November 1, 2007 to September 30, 2008.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first

$500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2009, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans would exceed an annual rate of 0.60% of the fund’s average net assets.

For the period ended March 31, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $121,182 of its management fee from the fund. Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the period ended March 31, 2009, Putnam Management did not waive any of these fees from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended March 31, 2009 are included in Investor servicing fees in the Statement of operations. The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2009, the fund’s expenses were reduced by $2,388 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $291, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2009, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $90,625,820 and $78,850,000, respectively.

Note 4: Capital shares

At March 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were at a constant net asset value of $1.00 per share as follows:

	Six months ended 3/31/09	Year ended 9/30/08

Class A

Shares sold	41,905,630	53,828,595

Shares issued in connection with	277,638	1,508,780
reinvestment of distributions

	42,183,268	55,337,375

Shares repurchased	(38,647,244)	(58,579,533)

Net increase (decrease)	3,536,024	(3,242,158)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 8: Money market fund guarantee program

In April 2009, the Board of Trustees of the fund approved the continued participation by the fund in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”), as extended through September 18, 2009. Under the Program, which had been set to expire on April 30, 2009, if the fund’s market value per share drops below $0.995 on any day while the Program is in effect, and the fund is subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 may be eligible to receive a payment from the U.S. Department of Treasury. The Program required the fund to pay the U.S. Department of Treasury a fee equal to 0.01% based on the number of shares outstanding as of September 19, 2008 and an additional 0.015% based on the number of shares outstanding as of September 19, 2008 for the Program extension through April 30, 2009. The Program extension through September 18, 2009 requires the fund to pay an additional 0.015% based on the number of shares outstanding as of September 19, 2008.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer
Trust Company		Judith Cohen
	Steven D. Krichmar	Vice President, Clerk and
Legal Counsel	Vice President and	Assistant Treasurer
Ropes & Gray LLP	Principal Financial Officer
Wanda M. McManus
Trustees	Janet C. Smith	Vice President, Senior Associate
John A. Hill, Chairman	Vice President, Principal	Treasurer and Assistant Clerk
Jameson A. Baxter,	Accounting Officer and
Vice Chairman	Assistant Treasurer	Nancy E. Florek
Ravi Akhoury		Vice President, Assistant Clerk,
Charles B. Curtis	Susan G. Malloy	Assistant Treasurer and
Robert J. Darretta	Vice President and	Proxy Manager
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Robert L. Reynolds
Richard B. Worley

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA057 256147 5/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2009